SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  May 5, 2010

SINO CLEAN ENERGY INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)
000-51753	75-2882833
(Commission File Number)	(IRS Employer Identification No.)

Room 1605, Suite B, Zhengxin Building No. 5, Gaoxin 1st Road, Gaoxin District Xi’an, Shaanxi Province, People’s Republic of China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(86-29) 8209-1099

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2010, Sino Clean Energy Inc. (the “Company”) received confirmation from the Secretary of State of the State of Nevada that the Certificate of Change Pursuant to NRS 78.209 (the “Certificate of Change”) to the Amended and Restated Articles of Incorporation to effect a reverse stock split was duly filed and on May 7, 2010, the Company effected a reverse stock split pursuant to which each ten (10) currently issued and outstanding shares of Company’s common stock, par value $0.001 (the “Common Stock”), were automatically converted into one (1) share of Common Stock, and each ten (10) authorized shares of Common Stock were automatically converted into one (1) share of Common Stock. Pursuant to NRS 78.207 of Nevada General Corporate Law, stockholders’ approval was not required as the reverse stock split did not change the percentage of shares held by stockholders of the Company, and did not contain any provision pursuant to which only money was to be paid or scrip to be issued to stockholders and the decrease in the number of authorized shares of Common Stock did not adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares.

The total number of shares of the Company’s Common Stock issued and outstanding was reduced from 165,562,494 shares to approximately 16,557,000 shares of Common Stock and the total number of shares of the Company’s Common Stock authorized was reduced from 300,000,000 shares to 30,000,000 shares of Common Stock.

Each stockholder's percentage ownership interest in the Company and proportional voting power remains unchanged after the reverse stock split except for minor changes and adjustments resulting from rounding up fractional shares to the nearest whole shares.  The rights and privileges of the holders of Common Stock are substantially unaffected by the reverse stock split.

A copy of the Certificate of Change that was filed with the Secretary of State of the State of Nevada is attached to this Form 8-K as Exhibit 3.1.

Item. 8.01. Other Events

On May 6, 2010, the Company issued a press release announcing the reverse stock split. To denote the reverse stock split the Company's Common Stock will trade under the symbol "SCLXD" for a period of 20 trading days. After 20 trading days the Company's Common Stock will resume trading under the symbol "SCLX." A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Change.
99.1	Press Release dated May 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sino Clean Energy Inc.

By:	/s/ Baowen Ren
Name: Baowen Ren
Title: Chief Executive Officer

Dated: May 10, 2010

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Change.
99.1	Press Release dated May 6, 2010